Annual Supply Agreement

Party A  Shenzhen ORB-FT new material Co.,Ltd

Party B Dongguan Pusaida Seal Adhesive Co., Ltd

1 General Provision

1.1 In order to be mutually beneficial, to improve product quality, and to determine the rights, obligations and methods of dealing with conflict, Shenzhen ORB-FT new material Co.,Ltd (“Party A”) and Dongguan Pusaida Seal Adhesive Co., Ltd (“Party B”) made the following Agreement;

1.2 Where two parties are involved with transaction of goods, they shall strictly follow this Agreement based on mutual cooperation and coordination, and reputation;

2 Scope of agreement: Basic issues concerning Party A purchasing goods from Party B.

3 Price:

The price of goods Party B provides to Party A includes 17% value-added tax, which is also the price when goods arrive Party A,  the price is as follows:

Number	Product	Unit	Unite Price	Quantity	Amount	Notes

1	Sealant 310 ML	Pack	11.88	165000	1,960,200.00

2	Sealant 600 ML	Pack	21.06	60000	1,263,600.00

3	Sealant 400 ML	Pack	14.04	30000	421,200.00

4	Sealant	Kilogram	22.14	162000	3,586,680.00

4 Ordering Method

4.1 Party A shall fax the order to Party B 15 days in advance; the order shall include product name, number (Model number), quantity, delivery date,  delivery location and etc. The order shall be signed by the representative designated by Party A, and return to Party B by fax;

4.2 Upon Party B receiving the order from Party A, Party B shall return the order within the same day by fax with the order signed and sealed by the designated person;

4.3 Order is an effective portion of supply agreement, and has the same legal effect as this Agreement.

5 Delivery

5.1 Party B shall deliver goods to Party A promptly based on quantity, delivery date, and delivery location provided by the order, together with quality inspection reports, invoices and invoice list enclosed;

5.2 For additional orders, Party A shall submit new orders reflecting the increased quantity.

6 Packaging and transport

6.1 Packaging standard is identified by Party A, and Party B shall assure that goods have no damage and the accurate quantity delivered to the designated location by Party A. Internal and external packaging of goods shall be assumed by Party A;

6.2 Party A determines transport  method, and goods will be delivered to Party B’s location.  Party A shall bear the transport cost; Party A may also pick up the goods by itself.

7 Payment settlement

In principal, Party A shall make the payment upon Party A ‘s acceptance of goods, together with receipt of Value-Added Tax invoices.

8 Term of Agreement

This agreement will remain valid from March 6, 2007 till March 5, 2008.

9 Others

9.1 There shall be two copies of this Agreement, and each party holds a copy; fax copy has the same legal effective;

9.2 Other matters shall be resolved through friendly negotiations.

Shenzhen ORB-FT new material Co.,Ltd

Representative:

Date: March 6, 2007

Dongguan Pusaida Seal Adhesive Co., Ltd

Representative:

Date: March 6, 2007

Memoradum of Price Reduction of Dongguan Pusaida Seal Adhesive Co., Ltd

Main Product
Serial number	Product Nature (Name)	Size	Original Price (Include tax) (RMB)	Current Price (Include tax) (RMB)	% of Change
1	D/E Vat	240 kg/vat	5313.6	5059.8	-5%

2	B/D Flexible Packaging	600 ml/unit	21.06	20.45	-3%

3	B/D Flexible Packaging	400 ml/unit	14.06	13.63	-3%

4	B/D Aluminum Tube	310 ml/tube	11.76	11.41	-3%

5	Type B special hard Aluminum Tube	310 ml/tube	11.76	11.41	-3%

6	White Glue Aluminum Tube	310 ml/tube	15	14.28	-5%

Note:
1.	New price is performed from October 1, 2007
2.	The price above includes 17% value-added tax.
3.	Payment: 55% acceptance per month, 45% pay by cash, payments are settled before the following Wednesday.
4.	The price is terminated as the agreement terminated

Shenzhen ORB-FT new material Co.,Ltd

Date: September 25, 2007

Dongguan Pusaida Seal Adhesive Co., Ltd

Date: September 25, 2007

Memoradum of Price Reduction of Dongguan Pusaida Seal Adhesive Co., Ltd

Main Product
Serial number	Product Nature (Name)	Size	Original Price (Include tax) (RMB)	Current Price (Include tax) (RMB)	% of Change
1	D/E Vat	240 kg/vat	5059.8	4902.41	-3%

2	B/D Flexible Packaging	600 ml/unit	20.45	19.22	-6%

3	B/D Flexible Packaging	400 ml/unit	13.63	12.81	-6%

4	B/D Aluminum Tube	310 ml/tube	11.41	10.84	-5%

5	Type B special hard Aluminum Tube	310 ml/tube	11.41	11.41	0%

6	White Glue Aluminum Tube	310 ml/tube	14.28	12.85	-10%

Note:
5.	New price is performed from March 23, 2009
6.	The price above includes 17% value-added tax.
7.	Payment: 55% acceptance per month, 45% pay by cash, payments are settled before the following Wednesday.
8.	The price is terminated as the agreement terminated

Shenzhen ORB-FT new material Co.,Ltd

Date: March 20, 2009

Dongguan Pusaida Seal Adhesive Co., Ltd

Date: March 20, 2009